UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): July 11, 2007

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
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             (Exact name of Registrant as specified in its Charter)

                         II-A: 0-16388           II-A: 73-1295505
                         II-B: 0-16405           II-B: 73-1303341
                         II-C: 0-16981           II-C: 73-1308986
                         II-D: 0-16980           II-D: 73-1329761
   Oklahoma              II-E: 0-17320           II-E: 73-1324751
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(State or other          (Commission            (I.R.S. Employer
 jurisdiction of         File Number)          Identification No.)
 incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B) General - On February 5, 2007, the General Partner (Geodyne Resources, Inc.) mailed a notice to the limited partners announcing that the Geodyne Energy Income Limited Partnership II-A (the "II-A Partnership"), the Geodyne Energy Income Limited Partnership II-B (the "II-B Partnership"), the Geodyne Energy Income Limited Partnership II-C (the "II-C
     Partnership"), the Geodyne Energy Income Limited Partnership II-D (the "II-D Partnership"), and the Geodyne Energy Income Limited Partnership II-E (the "II-E Partnership") (collectively, the "Partnerships") will terminate at the end of their current term, December 31, 2007. Consequently, the Partnerships adopted the liquidation basis of accounting effective February 5, 2007. The liquidation basis of accounting reports the net assets of the Partnerships at their net realizable value. Adjustments were made to reduce all balance sheet categories into one line, "net assets of Partnership in liquidation", which is an estimate of the net fair value of all Partnership assets and liabilities. Cash, accounts receivable, and accounts payable were valued at their historical cost, which approximates fair value. Oil and gas properties were valued at their estimated net sales price, which was estimated utilizing discounted cash flows based on strip pricing as of March 31, 2007 at a discount rate of 10% for proved developed producing reserves, 18% for proved developed non-producing reserves and 20% for proved undeveloped reserves. An adjustment was made to the discounted cash flows for the effects of gas balancing and asset retirement obligations. A provision was also made to account for direct expenses that will be incurred related to the sale of the oil and gas properties. The allocation of the "net assets of Partnership in liquidation" to the General Partner and limited partners was calculated using the current allocation of income and expenses, which may change if a Partnership's distributions from the commencement of the property investment period reach a yearly average equal to at least 12% of the limited partners subscriptions. The adoption of the liquidation basis of accounting on February 5, 2007 resulted in an increase in the Partnerships' net assets as follows:
                                II-A  $21,116,112
                                II-B   16,220,849
                                II-C   10,148,982
                                II-D   21,036,806
                                II-E    9,598,087

     Pro forma unaudited financial information - A limited number of pro forma adjustments are required to illustrate the effects of the July 11, 2007 auction on the Combined Unaudited Statements of Net Assets of Partnership in Liquidation, Combined Unaudited Statements of Changes in Net Assets of Partnership in Liquidation, and Combined Unaudited Statements of Operations. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

     (1)    II-A Partnership

            The II-A Partnership's net fair value of its oil and gas properties sold in the July 11, 2007 auction was $2,260,267 as of March 31, 2007. The net sales proceeds were approximately $3,306,000.

            For the three months ended March 31, 2007, the II-A Partnership's total revenues and operating expenses would have been lower by $278,943 and $95,437, respectively.

            For the year ended December 31, 2006, the II-A Partnership's Net Income from Continuing Operations would have decreased by
            $1,067,903, representing a reduction in oil and gas sales of $1,416,351, a reduction in operating expenses of $269,173, a reduction in depreciation, depletion, and amortization ("DD&A") of $59,288, and a reduction in accretion of the asset retirement obligation of $19,987.

     (2)    II-B Partnership

            The II-B Partnership's net fair value of its oil and gas properties sold in the July 11, 2007 auction was $509,295 as of March 31, 2007. The net sales proceeds were approximately $465,000.

            For the three months ended March 31, 2007, the II-B Partnership's total revenues and operating expenses would have been lower by $47,301 and $6,457, respectively.

            For the year ended December 31, 2006, the II-B Partnership's Net Income from Continuing Operations would have decreased by $230,994, representing a reduction in oil and gas sales of $257,531, a reduction in operating expenses of $23,430, a reduction in DD&A of $2,747, and a reduction in accretion of the asset retirement obligation of $360.

     (3)    II-C Partnership

            The II-C Partnership's net fair value of its oil and gas properties sold in the July 11, 2007 auction was $281,543 as of March 31, 2007. The net sales proceeds were approximately $223,000.

            For the three months ended March 31, 2007, the II-C Partnership's total revenues and operating expenses would have been lower by $23,003 and $4,451, respectively.

            For the year ended December 31, 2006, the II-C Partnership's Net Income from Continuing Operations would have decreased by $100,976, representing a reduction in oil and gas sales of $119,111, a reduction of operating expenses of $14,376, a reduction in DD&A of $3,547, and a reduction in accretion of the asset retirement obligation of $212.

     (4)    II-D Partnership

            The II-D Partnership's net fair value of its oil and gas properties sold in the July 11, 2007 auction was $2,183,692 as of March 31, 2007. The net sales proceeds were approximately $1,631,000.

            For the three months ended March 31, 2007, the II-D Partnership's total revenues and operating expenses would have been lower by $223,135 and $92,170, respectively.

            For the year ended December 31, 2006, the II-D Partnership's Net Income from Continuing Operations would have decreased by $651,973, representing a reduction in oil and gas sales of $968,887, a reduction in operating expenses of $275,119, a reduction in DD&A of $38,995, and a reduction in accretion of the asset retirement obligation of $2,800.

     (5)    II-E Partnership

            The II-E Partnership's net fair value of its oil and gas properties sold in the July 11, 2007 auction was $1,108,797 as of March 31, 2007. The net sales proceeds were approximately $894,000.

            For the three months ended March 31, 2007, the II-E Partnership's total revenues and operating expenses would have been lower by $126,905 and $47,411, respectively.

            For the year ended December 31, 2006, the II-E Partnership's Net Income from Continuing Operations would have decreased by $407,301, representing a reduction in oil and gas sales of $565,596, a reduction in operating expenses of $149,792, a reduction in DD&A of $7,050, and a reduction in accretion of the asset retirement obligation of $1,453.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E

                                  By:  GEODYNE RESOURCES, INC.
                                       General Partner

                                       //s// Dennis R. Neill
                                       -----------------------------
                                       Dennis R. Neill
                                       President

DATE: August 1, 2007